UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 21, 2005

eLINEAR, INC.
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(Exact name of registrant as specified in its charter)

DELAWARE
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(State or other jurisdiction of incorporation)

0-27418      76-0478045
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(Commission File Number)             (I.R.S. EmployerIdentification No.

2901 West Sam Houston Parkway North, Suite E-300, Houston, TX 77043
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(Address of principal executive offices, including zip code)

(713) 896-0500
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [_] Written communications pursuant to Rule 425 under the Securities Act.

    [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

    [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

    [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

On March 21, 2005, eLinear, Inc. ("eLinear"), issued a press release announcing its operations for the fiscal year ended December 31, 2004. A copy of this press release is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements of Business Acquired.

        Inapplicable.

    (b) Pro Forma Financial Information.

        Inapplicable.

    (c) Exhibits

        Exhibit Number Exhibit Description

        99.1 Press release dated March 21, 2005, relating to eLinear's results of operations for the fiscal year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLINEAR, INC.

By: /s/ Michael Lewis
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Michael Lewis,
Chief Executive Officer

DATE: March 22, 2005

EXHIBIT INDEX
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Exhibit Number Exhibit Description
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    99.1 Press release dated March 21, 2005, relating to eLinear's results of operations for the fiscal year ended December 31, 2004.